                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (Date of earliest event reported)  October 22, 2004
                                                     -------------------------

                          PARKER DRILLING COMPANY
--------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)

                                  Delaware
--------------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

                 1-7573                                     73-0618660
--------------------------------------------------------------------------------
        (Commission File Number)                 (IRS Employer Identification No.)


1401 Enclave Parkway, Suite 600, Houston, TX                  77077
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (281) 406-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

      On October 22, 2004, Parker Drilling Company ("Company") issued a press release announcing expected results of operations for the third quarter of 2004 and management's outlook for operations for the fourth quarter. In addition, the press release provided an update of a dispute between a subsidiary of the Company and customs authorities in Kazakhstan in regard to Rig 257, indicating that the Company anticipates that the dispute will be settled for approximately $4 million, of which approximately $2 million is expected to be recovered through VAT credits.

      A copy of this press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

  Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

          The following exhibit is furnished herewith:

          99    Press release dated October 22, 2004, issued by the Company



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PARKER DRILLING COMPANY



Date:  October 22, 2004                 By: /s/ Robert L. Parker Jr.
                                           ----------------------------
                                        Name: Robert L. Parker Jr.
                                        Its:  President and Chief Executive
                                              Officer and Director

                                  Exhibit Index


       Exhibit No.                         Description
       ----------                          -----------

          99                   Press Release dated October 22, 2004, issued
                                                by the Company


                                       3